UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2013

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 23, 2013, Amgen Inc. (the Company) issued a press release announcing its unaudited results of operations for the three months ended March 31, 2013 and its unaudited financial position as of March 31, 2013. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (non-GAAP) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission for the three months ended March 31, 2013 and 2012. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

Three months ended March 31, 2013

For the three months ended March 31, 2013, the Company’s adjustments to GAAP financial measures relate to amounts associated with:

•	the non-cash amortization of product technology rights acquired in a prior year business combination (the cost of sales (COS) Amortization);

•	the impact of expensing stock options;

•

the acquisition-related expenses related primarily to non-cash amortization of intangible assets acquired in prior year business combinations (the 2013 research and development (R&D) Acquisition-Related Expenses);

•

the acquisition-related expenses related to non-cash amortization of intangible assets acquired in prior year business combinations (the 2013 selling, general and administrative (SG&A) Acquisition-Related Expenses);

•	the expense resulting from changes in the estimated fair values of the contingent consideration obligations related to a prior year business combination (the Contingent Consideration Costs);

•	expense related to certain legal proceedings (the 2013 Legal Expense);

•	the non-cash interest expense associated with our convertible notes (the Non-Cash Interest Expense);

•	the tax effect of the adjustments above in 2013 (the 2013 Tax Effect); and

•	the income tax benefit from resolving certain non-routine transfer-pricing and acquisition-related issues with tax authorities (the 2013 Income Tax Benefit).

For the three months ended March 31, 2013, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense, and weighted average shares used in the calculation of adjusted diluted earnings per share:

•	COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options;

•	COS expense was also adjusted to exclude the COS Amortization;

•	R&D expense was also adjusted to exclude the 2013 R&D Acquisition-Related Expenses;

•	SG&A expense was also adjusted to exclude the 2013 SG&A Acquisition-Related Expenses; and

•	weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options.

The Company believes that excluding the non-cash amortization of intangible assets and product technology rights acquired in prior year business combinations treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the impact of expensing stock options, the related effects of expensing stock options and the portion of the 2013 R&D Acquisition-Related Expenses not related to non-cash amortization of intangible assets acquired in prior year business combinations provides supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred.

For the three months ended March 31, 2013, the Company reported non-GAAP adjusted operating expenses, adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable:

•

the foregoing COS, R&D and SG&A expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above;

•	the Contingent Consideration Costs;

•	the 2013 Legal Expense;

•	the Non-Cash Interest Expense;

•	the 2013 Tax Effect; and

•	the 2013 Income Tax Benefit.

The Company believes that excluding the Contingent Consideration Costs, the 2013 Legal Expense, the Non-Cash Interest Expense and the 2013 Income Tax Benefit provides supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred. The Company believes that excluding the 2013 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred.

Three months ended March 31, 2012

For the three months ended March 31, 2012, the Company’s adjustments to GAAP financial measures relate to amounts associated with:

•	the COS Amortization;

•	the impact of expensing stock options;

•	certain charges related to COS pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2012 COS Cost-Savings Initiatives Expense);

•

the acquisition-related expenses related to non-cash amortization of intangible assets acquired in a prior year business combination and other acquisition-related expenses (the 2012 R&D Acquisition-Related Expenses);

•

the acquisition-related expenses related primarily to transaction costs as well as non-cash amortization of intangible assets acquired in prior year business combinations (the 2012 SG&A Acquisition-Related Expenses);

•	the Contingent Consideration Costs;

•	certain charges pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2012 Cost-Savings Initiatives Expense);

•	expense related to certain legal proceedings (the 2012 Legal Expense);

•	the Non-Cash Interest Expense; and

•	the tax effect of the adjustments above in 2012 (the 2012 Tax Effect).

For the three months ended March 31, 2012, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense, and weighted average shares used in the calculation of adjusted diluted earnings per share:

•	COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options;

•	COS expense was also adjusted to exclude the COS Amortization and the 2012 COS Cost-Savings Initiatives Expense;

•	R&D expense was also adjusted to exclude the 2012 R&D Acquisition-Related Expenses;

•	SG&A expense was also adjusted to exclude the 2012 SG&A Acquisition-Related Expenses; and

•	weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options.

The Company believes that excluding the non-cash amortization of intangible assets and product technology rights acquired in prior year business combinations treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the impact of expensing stock options, the related effects of expensing stock options, the 2012 COS Cost-Savings Initiatives Expense, and the portion of the 2012 R&D Acquisition-Related Expenses and the 2012 SG&A Acquisition-Related Expenses not related to non-cash amortization of intangible assets acquired in prior year business combinations provides supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred.

For the three months ended March 31, 2012, the Company reported non-GAAP adjusted operating expenses, adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable:

•

the foregoing COS, R&D and SG&A expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above;

•	the Contingent Consideration Costs;

•	the 2012 Cost-Savings Initiatives Expense;

•	the 2012 Legal Expense;

•	the Non-Cash Interest Expense; and

•	the 2012 Tax Effect.

The Company believes that excluding the Contingent Consideration Costs, 2012 Cost-Savings Initiatives Expense, the 2012 Legal Expense and the Non-Cash Interest Expense provides supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred. The Company believes that excluding the 2012 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred.

For the three months ended March 31, 2013 and 2012, the Company reported Free Cash Flow (FCF) which is a non-GAAP financial measure. FCF is computed by subtracting capital expenditures from cash flow from operations, each as determined in accordance with GAAP. The Company believes that FCF provides a further measure of the Company’s liquidity. The Company uses this measure internally and believes that providing FCF to investors facilitates additional analysis.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options for the three months ended March 31, 2013 and 2012, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: April 23, 2013	By:	/s/ Jonathan M. Peacock
	Name:	Jonathan M. Peacock
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated April 23, 2013